MTB MANAGED ALLOCATION FUND - MODERATE GROWTH II
(A portfolio of MTB Group of Funds)

Supplement dated September 1, 2004 to the Combined Prospectus dated April 30, 2004

1. Effective September 1, 2004, in the "Strategy" section of MTB Managed Allocation Fund - Moderate Growth II (Fund) on page 3 of the Combined Prospectus, please add the following funds to the list of Underlying Funds in which the Fund may invest:

MONEY MARKET FUNDS
MTB Money Market Fund

FIXED INCOME FUNDS
MTB Income Fund
MTB Short-Term Corporate Bond Fund

EQUITY FUNDS
MTB Small Cap Growth Fund
MTB Mid Cap Growth Fund
MTB Equity Income Fund

2. As a result of the funds added in "1" above, please add the following information to the section entitled "Summary of Goals, Strategies and Risks of the Underlying Funds" on page 6 of the Combined Prospectus:

Underlying Money Market Funds

Strategies - Money Market Fund invests primarily in Treasury Securities, Agency Securities, Corporate Debt Securities and Bank Instruments.

Risks - The principal risks applicable to Money Market Fund are Interest Rate Risks, Call Risks, Credit Risks, Prepayment Risks and Risks of Foreign Investing.

Underlying Fixed Income Funds

Goals - Capital growth is a secondary goal of the Income Fund.

Strategies - Principal Securities - Income Fund may invest primarily in Treasury Securities, Agency Securities, Corporate Debt Securities, Mortgage-Backed Securities and Collateralized Mortgage Obligations. Short-Term Corporate Bond Fund may invest primarily in Corporate Debt Securities.

Strategies - Duration/Maturity - Income Fund seeks to maintain a dollar-weighted average maturity of 4 to 20 years. Short-Term Corporate Bond Fund seeks to maintain a dollar-weighted average maturity of no more than 3 years.

Risks - An additional principal risk applicable to Income Fund and Short-Term Corporate Bond Fund is Risks Associated with Non-Investment Grade Securities.

Underlying Equity Funds

Goals - The goal of Equity Income Fund is current income and growth of capital.

Strategies - Principal Securities - Small Cap Growth Fund and Mid Cap Growth Fund invest primarily in U.S. Equity Securities and Convertible Securities. Equity Income Fund invests primarily in dividend-paying U.S. Equity Securities and Convertible Securities.

Strategies - Market Capitalization - Small Cap Growth Fund invests primarily in "small cap" securities of companies that have a market capitalization under $2 billion at time of purchase. Mid Cap Growth Fund invests primarily in "mid cap" securities of companies that have a market capitalization at time of purchase of $1 billion to $15 billion.

Strategies - Style Orientation - Small Cap Growth Fund and Mid Cap Growth Fund use a "growth" oriented approach, seeking stocks with high earnings growth which, in the opinion of the Advisor, will lead to appreciation in stock price. Equity Income Fund uses a "value" oriented approach, seeking companies whose stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow, business franchises, or other quantitative or qualitative measures.


                                                               September 1, 2004










Edgewood Services, Inc.

Cusip 55376T577
31138 (9/04)                                       MTB-SU-003-09/04